SUMMARY PROSPECTUS
May 1, 2019

Needham Small Cap Growth	Retail Class Ticker Symbol: NESGX Institutional Class Ticker Symbol: NESIX
Before you invest, you may want to review the Needham Small Cap Growth Fund’s (the “Small Cap Growth Fund”) prospectus, which contains more information about the Small Cap Growth Fund and its risks. You can find the Small Cap Growth Fund’s prospectus, reports to shareholders, and other information about the Small Cap Growth Fund online at https://www.needhamfunds.com/mutual-funds/small-cap-growth-fund/. You can also get this information at no cost by calling 1-800-625-7071 or by sending an e-mail request to webmail@needhamco.com. The Small Cap Growth Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2019 (as revised or supplemented), are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.needhamfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-625-7071, or by enrolling at www.needhamfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-625-7071 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary, or directly with the Funds.

Investment Objective
The Needham Small Cap Growth Fund (the “Small Cap Growth Fund”) seeks long-term, tax-efficient capital appreciation.
Fees and Expenses of the Small Cap Growth Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Small Cap Growth Fund.

	Retail Class	Institutional Class
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.69%	0.70%
Acquired Fund Fees and Expenses(a)	0.08%	0.08%
Total Annual Fund Operating Expenses	2.27%	2.03%
Fee Waiver/Expense Reimbursement (or Recoupment)(b)	-0.34%	-0.77%
Total Annual Fund Operating Expenses after Fee Waiver/ Expense Reimbursement (or Recoupment)	1.93%	1.26%

(a)
Acquired Fund Fees and Expenses are indirect fees and expenses that the Small Cap Growth Fund incurs from investing in shares of other funds, including money market funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(b)
Reflects a contractual agreement by Needham Investment Management LLC (the “Adviser”) to waive its fee and, if necessary, reimburse the Small Cap Growth Fund until April 30, 2020 to the extent Total Annual Fund Operating Expenses exceed 1.85% and 1.18% of the average daily net assets of Retail Class shares and Institutional Class shares, respectively, of the Small Cap Growth Fund (the “Expense Cap”). This agreement can only be amended or terminated by

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agreement of the Company, upon approval of the Company’s Board of Directors, and the Adviser and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Adviser and the Company, on behalf of the Small Cap Growth Fund. For a period of up to 36 months from the time of any waiver or reimbursement pursuant to this agreement, the Adviser may recoup from the Small Cap Growth Fund fees waived and expenses reimbursed to the extent that such recovery would not cause the total Annual Fund Operating Expenses of the Small Cap Growth Fund to exceed the lesser of the Expense Cap in effect (i) at the time of the waiver or reimbursement, or (ii) at the time of recoupment. Any such recovery will not include interest. The Expense Cap limitation on Total Annual Fund Operating Expenses excludes taxes, interest, brokerage, dividends on short positions, fees and expenses of “acquired funds” and extraordinary items but includes the management fee.
Example
This example is intended to help you compare the cost of investing in the Small Cap Growth Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Small Cap Growth Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that the Small Cap Growth Fund’s operating expenses remain the same (after giving effect to the fee waiver and expense reimbursement arrangement in year one only). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$196	$677	$1,184	$2,579
Institutional Class	$128	$562	$1,022	$2,297
Portfolio Turnover
The Small Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small Cap Growth Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Growth Fund’s performance. During the most recent fiscal year, the Small Cap Growth Fund’s portfolio turnover rate was103% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (principally, common stock) of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System that have market capitalizations not exceeding $5 billion at the time of investment. The Small Cap Growth Fund may continue to hold securities of an issuer if, after the time of the Small Cap Growth Fund’s investment, the issuer’s market capitalization exceeds $5 billion. Although there is no minimum limitation, the market capitalization range of the Small Cap Growth Fund’s investments at the time of investment will typically fall within the range of the companies listed on the Russell 2000® Index, which as of May 11, 2018 consists of securities with market capitalizations between $159.2 million and $5.0 billion.
The Small Cap Growth Fund invests, in general, in companies with strong growth potential that, for a variety of reasons, including the market’s inefficiencies, are trading at a discount to their underlying value where a catalyst is in place to eliminate that discount. The Small Cap Growth Fund may, but is not required to, invest in stocks from a variety of industries included in the technology, healthcare, energy and industrials, specialty retailing, media/leisure/cable/entertainment and business and consumer services sectors. These are some of the sectors within the economy which the Adviser believes will have significant long-term growth rates and often include the stocks of rapidly growing companies. Although the Small Cap Growth Fund’s investments have typically been most heavily weighted in the information technology and healthcare sectors, the allocation of the Small Cap Growth Fund’s assets among the various sectors may change at any time. The Small Cap Growth Fund may engage in short sales. The Small Cap Growth Fund may make a profit or loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Small Cap Growth Fund replaces the borrowed security.
Principal Investment Risks
Stock Investing and Market Risks. The Small Cap Growth Fund invests primarily in equity securities that fluctuate in value. Political and economic news can influence market-wide trends. Other factors may cause price swings in a single company’s stock or the stocks of the companies within a given industry.
Small Company Investment Risks. The Small Cap Growth Fund often invests in smaller companies that may have limited product lines, markets or financial resources. These smaller companies may trade at a lower volume than more widely held securities and may fluctuate in value more sharply than those of other securities. The Small Cap Growth Fund may engage in active and frequent trading of portfolio securities.

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Growth Investing Risks. The Small Cap Growth Fund invests in stocks believed by the Adviser to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential.
Focus Risks. Although the Small Cap Growth Fund is classified as “diversified” under the 1940 Act, the Small Cap Growth Fund may invest its assets in a smaller number of issuers than other, more diversified, funds. The Small Cap Growth Fund’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Small Cap Growth Fund’s investments consisted of securities issued by a larger number of issuers.
Sector Risks. To the extent that the Small Cap Growth Fund focuses its investments in securities of issuers in a particular market sector, such as technology companies or healthcare companies, the Small Cap Growth Fund will be significantly affected by developments in that sector.
Technology companies generally operate in intensely competitive markets. This level of competition can put pressure on the prices of their products and services which could adversely affect their profitability. Also, because technology development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Other risks include worldwide competition, changes in consumer preferences, problems with product compatibility, the effects of economic slowdowns, and changes in government regulation.
The value of equity securities of healthcare companies may fluctuate because of changes in the regulatory and competitive environment in which they operate. Many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Failure to obtain regulatory approvals or changes in governmental policies regarding funding or subsidies may also adversely affect the value of the equity securities of healthcare companies. Healthcare companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Furthermore, these companies may be adversely affected by product liability-related lawsuits. The securities of companies in these sectors may experience more price volatility than securities of companies in other sectors.
Short Sales Risks. Short sales present the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Small Cap Growth Fund must purchase the security to return it to the lender. The Small Cap Growth Fund may not be able to close a short position at a favorable price or time and the loss of value on a short sale is potentially unlimited.
Portfolio Turnover Risk. The Small Cap Growth Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Small Cap Growth Fund’s after-tax performance.
Loss of money is a risk of investing in the Small Cap Growth Fund.
Bar Chart and Performance Table
The information in the bar chart and table that follow provides some indication of the risks of investing in the Small Cap Growth Fund by showing changes in the performance of the Small Cap Growth Fund’s Retail Class shares from year to year and by showing how the Small Cap Growth Fund’s average annual returns for 1, 5 and 10 years and for the life of the Small Cap Growth Fund compare to those of broad measures of market performance.
The Small Cap Growth Fund’s past performance (before and after taxes) is not necessarily an indication of how the Small Cap Growth Fund will perform in the future. Updated performance information is available on the Small Cap Growth Fund’s website at www.needhamfunds.com.

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Calendar Year Total Returns as of December 31 – Retail Class
During the ten-year period shown in the above chart, the highest quarterly return was 21.00% (for the quarter ended 6/30/2009) and the lowest quarterly return was -23.72% (for the quarter ended 9/30/2011).
Average annual total returns for the periods ended December 31, 2018
The following table shows the average annual returns of the Small Cap Growth Fund’s shares and the change in value of certain broad-based market indices over various periods ended December 31, 2018. The index information is intended to permit you to compare the Small Cap Growth Fund’s performance to several broad measures of market performance.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not include the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Redemptions” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in a tax-deferred account (including a 401(k) or IRA), or to investors who are tax-exempt. After-tax returns are shown only for Retail Class shares. After-tax returns for Institutional Class shares will vary.
Average annual total returns for the periods ended December 31, 2018

Class (Inception Date)	1 Year	5 Years	10 Years	Since Inception (1/1/96)	Since Inception (12/30/16)
Retail Class (5/22/02)
Return Before Taxes	-5.07%	5.03%	11.15%	9.39%	N/A
Return After Taxes on Distributions	-10.13%	2.17%	9.47%	7.76%	N/A
Return After Taxes on Distributions and Redemption	-1.09%	3.29%	8.89%	7.69%	N/A
Institutional Class (12/30/16)
Return Before Taxes	-4.32%	N/A	N/A	N/A	3.60%
Russell 2000® Index*^	-11.01%	4.41%	11.97%	7.66%	1.00%
S&P 500® Index*	-4.38%	8.49%	13.12%	7.33%	7.92%
*    Comparative indices reflect no deductions for fees, expenses, or taxes.
^ Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2019. All rights in the Russell 2000 Index (the “Index”) vest in the relevant LSE Group company which owns the Index. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. Neither the LSE Group nor its licensors accept any liability for any errors or omissions in the Index; no party may rely on the Index returns shown; and the LSE Group makes no claim, prediction, warranty or representation about the Small Cap Growth Fund or the suitability of the Index with respect to the Small Cap Growth Fund. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company's express written consent. The LSE Group is not connected to the Small Cap Growth Fund and does not promote, sponsor or endorse the Small Cap Growth Fund or the content of this prospectus.

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Investment Adviser
Needham Investment Management LLC is the investment adviser of the Small Cap Growth Fund.
Portfolio Manager
The portfolio manager of the Small Cap Growth Fund is Chris Retzler. Mr. Retzler is Executive Vice President and has been Portfolio Manager of the Small Cap Growth Fund since 2008.
Purchase, Exchange, and Redemption of Fund Shares
You may purchase, exchange, or redeem shares of the Small Cap Growth Fund at any time by sending a written request to The Needham Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by calling 1-800-625-7071, or by wire transfer.
The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Retail Class
Individuals, Corporations, Partnerships, Trusts	$2,000	$100
IRAs	$1,000	None
Institutional Class
All Accounts	$100,000	None
Tax Information
The Small Cap Growth Fund intends to make distributions each year. The Small Cap Growth Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Small Cap Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Small Cap Growth Fund and its related companies may pay the intermediary for the sale of Small Cap Growth Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Growth Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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